DUPLICATE

BRITISH COLUMBIA
The Best Place on Earth

Number: BC0814460

CERTIFICATE
OF
CHANGE OF NAME

BUSINESS CORPORATIONS ACT

I Hereby Certify that EVERCLEAR CAPITAL LTD. changed its name to AVRUPA MINERALS LTD. on July 7, 2010 at 12:20 PM Pacific Time.

Issued under my hand at Victoria, British Columbia
On July 7, 2010

RON TOWNSHEND
Registrar of Companies
Province of British Columbia
Canada

BRITISH COLUMBIA
The Best Place on Earth

Ministry of Finance
BC Registry Services

Mailing Address:
PO BOX 9431 Stn Prov Govt.
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard St.
Victoria BC
250 356-8626

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: July 7, 2010 12:20 PM Pacific Time

Incorporation Number: **BC0814460**

Recognition Date and Time: Incorporated on January 23, 2008 07:58 AM Pacific Time

NOTICE OF ARTICLES

Name of Company:

AVRUPA MINERALS LTD.

REGISTERED OFFICE INFORMATION

Mailing Address:
SUITE 2610 OCEANIC PLAZA
1066 WEST HASTINGS STREET
VANCOUVER BC V6E 3X1
CANADA

Delivery Address:
SUITE 2610 OCEANIC PLAZA
1066 WEST HASTINGS STREET
VANCOUVER BC V6E 3X1
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
SUITE 2610 OCEANIC PLAZA
1066 WEST HASTINGS STREET
VANCOUVER BC V6E 3X1
CANADA

Delivery Address:
SUITE 2610 OCEANIC PLAZA
1066 WEST HASTINGS STREET
VANCOUVER BC V6E 3X1
CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
Wong, Winnie

Mailing Address:	**Delivery Address:**
4486 WEST 4TH AVENUE VANCOUVER BC V6R 1R1 CANADA	4486 WEST 4TH AVENUE VANCOUVER BC V6R 1R1 CANADA

Last Name, First Name, Middle Name:
McKelvey, Gregory

Mailing Address:	**Delivery Address:**
6545 RUIN HILL LOOP PINE AZ 85544-1599 UNITED STATES	6545 RUIN HILL LOOP PINE AZ 85544-1599 UNITED STATES

Last Name, First Name, Middle Name:
Brown, Mark T.

Mailing Address:	**Delivery Address:**
3621 WEST 20TH AVENUE VANCOUVER BC V6S 1E9 CANADA	3621 WEST 20TH AVENUE VANCOUVER BC V6S 1E9 CANADA

Last Name, First Name, Middle Name:
Ranta, Donald

Mailing Address:	**Delivery Address:**
309 PARKVIEW AVENUE GOLDEN CO 80401 UNITED STATES	309 PARKVIEW AVENUE GOLDEN CO 80401 UNITED STATES

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	Common Shares	Without Par Value Without Special Rights or Restrictions attached